EXHIBIT 10.4

                             Amendment

The Employment Agreement among BNCCORP, Inc., Bismarck National Bank (now known as "BNC National Bank"), and Thomas Resch dated as of May 16, 1995 is hereby amended as follows:

              An annual salary of $140,000 is agreed upon by all parties involved in lieu of the previously agreed-upon personal incentive program described in Section 5 Incentive Payments. Section 5 is hereby eliminated from said Employment Agreement.


Dated this 1st day of June, 1996.


                                            BNCCORP, Inc.

                                            By: /s/ Tracy Scott
                                               -----------------------------
                                               Name: Tracy Scott
                                               Title: Chairman and CEO

                                            BNC NATIONAL BANK

                                            By: /s/ John A. Malmberg
                                               -----------------------------
                                               Name: John A. Malmberg
                                               Title: President

                                            Executive:

                                             /s/ Thomas J. Resch
                                            --------------------------------
                                            Thomas J. Resch